                                                                     EXHIBIT 4.4
================================================================================
                              SUNTRUST BANKS, INC.

                       ----------------------------------


                       ----------------------------------


                                    INDENTURE

                         Dated as of November [ ], 2001


                       ----------------------------------




                                 Bank One, N.A.

                                 AS DEBT TRUSTEE


                       ----------------------------------

                          SUBORDINATED DEBT SECURITIES


================================================================================

                                    TIE-SHEET

         of provisions of Trust Indenture Act of 1939 with Indenture dated as of November ________________, 2001 between SunTrust Banks, Inc. and Bank One, N.A., as Debt Trustee:

ACT SECTION                                           INDENTURE SECTION
310(a) (1).................................................... 6.09
   (a) (2).................................................... 6.09
   (a) (3)....................................................  N/A
   (a) (4)....................................................  N/A
   (a) (5).................................................... 6.09
   (b)............................................ 6.08, 6.10, 6.11
   (c)........................................................  N/A
311(a) and (b)................................................ 6.13
   (c)........................................................  N/A
312(a)............................................... 4.01, 4.02(a)
   (b)..................................................... 4.02(b)
   (c)..................................................... 4.02(c)
313(a)..................................................... 4.04(a)
   (b)..................................................... 4.04(a)
   (c)..................................................... 4.04(a)
   (d)..................................................... 4.04(b)
314(a).................................................. 4.03, 3.05
   (b)........................................................  N/A
   (c)(1) and (2)............................................. 6.07
   (c)(3).....................................................  N/A
   (d)........................................................  N/A
   (e)........................................................ 6.07
   (f)........................................................  N/A
315(a), (c) and (d)........................................... 6.01
   (b)........................................................ 5.09
   (e)........................................................ 5.10
316(a)........................................................ 1.01
   (a)(1)..................................................... 5.08
   (a)(2).....................................................  N/A
   (b)........................................................ 9.02
   (c)........................................................ 7.01
317(a)(1)..................................................... 5.05
   (a)(2)..................................................... 5.07
   (b)........................................................ 6.05
318(a)........................................................13.08

--------------

                       THIS TIE-SHEET IS NOT PART OF THIS INDENTURE AS EXECUTED.

                               TABLE OF CONTENTS*

                                                                                        Page
                                                                                        ----
                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.01.    Definitions.............................................................  1
                 Affiliate...............................................................  1
                 Authenticating Agent....................................................  1
                 Bankruptcy Law..........................................................  1
                 Board of Directors......................................................  1
                 Board Resolution........................................................  2
                 Business Day............................................................  2
                 Commission..............................................................  2
                 Common Securities.......................................................  2
                 Common Stock............................................................  2
                 Company.................................................................  2
                 Company Request.........................................................  2
                 Corporate Trust Office..................................................  2
                 Custodian...............................................................  2
                 Debt Security...........................................................  2
                 Debt Trustee............................................................  2
                 Declaration.............................................................  3
                 Default.................................................................  3
                 Defaulted Interest......................................................  3
                 Definitive Debt Securities..............................................  3
                 Depositary..............................................................  3
                 Event of Default........................................................  3
                 Exchange Act............................................................  3
                 Federal Reserve.........................................................  3
                 Global Debt Security....................................................  3
                 Holder..................................................................  3
                 Indebtedness............................................................  3
                 Indenture...............................................................  4
                 Institutional Trustee...................................................  4
                 Interest Payment Date...................................................  4
                 Mortgage................................................................  4
                 Officer.................................................................  4
                 Officer's Certificate...................................................  4
                 Opinion of Counsel......................................................  4
                 Other Debt Securities...................................................  4
                 The term outstanding....................................................  4
                 Person..................................................................  5
                 Predecessor Debt Security...............................................  5
                 Preferred Securities....................................................  5

                  Principal Office of the Debt Trustee....................................  5
                  Responsible Officer.....................................................  5
                  Securities Act..........................................................  5
                  Security Register.......................................................  5
                  Senior Indebtedness.....................................................  6
                  Stated Maturity.........................................................  6
                  Subsidiary..............................................................  6
                  SunTrust Capital Trust..................................................  6
                  Trust Indenture Act.....................................................  6
                  Trust Securities........................................................  6
                  U.S. Government Obligations.............................................  6
SECTION 1.02.     Business Day Certificate................................................  7

                                              ARTICLE II
                                           DEBT SECURITIES

SECTION 2.01.     Forms Generally.........................................................  7
SECTION 2.02.     Form of Debt Trustee's Certificate of Authentication....................  7
SECTION 2.03.     Amount Unlimited; Issuable in Series....................................  8
SECTION 2.04.     Denomination of Debt Securities.........................................  9
SECTION 2.05.     Execution and Authentication............................................ 10
SECTION 2.06.     Global Debt Security.................................................... 10
SECTION 2.07.     Transfer and Exchange................................................... 11
SECTION 2.08.     Replacement Debt Securities............................................. 11
SECTION 2.09.     Temporary Debt Securities............................................... 12
SECTION 2.10.     Cancellation............................................................ 12
SECTION 2.11.     Defaulted Interest...................................................... 13
SECTION 2.12.     CUSIP Numbers........................................................... 14

                                              ARTICLE III
                               PARTICULAR COVENANTS OF THE COMPANY

SECTION 3.01.     Payment of Principal, Premium and Interest............................... 14
SECTION 3.02.     Offices for Notices and Payments, etc.................................... 14
SECTION 3.03.     Appointments to Fill Vacancies in Debt Trustee's Office.................. 15
SECTION 3.04.     Provision as to Paying Agent............................................. 15
SECTION 3.05.     Certificate to Debt Trustee.............................................. 16
SECTION 3.06.     Payment Upon Resignation or Removal...................................... 16

                                               ARTICLE IV
                    HOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE DEBT TRUSTEE

SECTION 4.01.     Holders' Lists........................................................... 17
SECTION 4.02.     Preservation and Disclosure of Lists..................................... 17
SECTION 4.03.     Reports by the Company................................................... 19
SECTION 4.04.     Reports by the Debt Trustee.............................................. 20

                                               ARTICLE V
                   REMEDIES OF THE DEBT TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

SECTION 5.01.     Events of Default......................................................... 21
SECTION 5.02.     Payment of Debt Securities on Default; Suit Therefor...................... 23
SECTION 5.03.     Application of Moneys Collected by Debt Trustee........................... 25
SECTION 5.04.     Proceedings by Holders.................................................... 25

SECTION 5.05.    Proceedings by Debt Trustee................................................ 26
SECTION 5.06.    Trustee May File Proofs of Claim........................................... 26
SECTION 5.07.    Remedies Cumulative and Continuing......................................... 27
SECTION 5.08.    Direction of Proceedings and Waiver of Defaults by Majority of Holders..... 27
SECTION 5.09.    Notice of Defaults......................................................... 28
SECTION 5.10.    Undertaking to Pay Costs................................................... 29

                                             ARTICLE VI
                                      CONCERNING THE DEBT TRUSTEE

SECTION 6.01.    Duties and Responsibilities of Debt Trustee................................ 29
SECTION 6.02.    Reliance on Documents, Opinions, etc. Except as otherwise provided in Section 6.01: ....................................................... 31
SECTION 6.03.    No Responsibility for Recitals, etc........................................ 32
SECTION 6.04.    Debt Trustee, Authenticating Agent, Paying Agents, Transfer Agents or
                    Registrar May Own Debt Securities....................................... 33
SECTION 6.05.    Moneys to be Held in Trust................................................. 33
SECTION 6.06.    Compensation and Expenses of Debt Trustee.................................. 33
SECTION 6.07.    Officer's Certificate and Opinion of Counsel as Evidence................... 34
SECTION 6.08.    Conflicting Interest of Debt Trustee....................................... 35
SECTION 6.09.    Eligibility of Debt Trustee................................................ 35
SECTION 6.10.    Resignation or Removal of Debt Trustee..................................... 35
SECTION 6.11.    Acceptance by Successor Debt Trustee....................................... 37
SECTION 6.12.    Succession by Merger, etc.................................................. 38
SECTION 6.13.    Limitation on Rights of Debt Trustee as a Creditor......................... 39
SECTION 6.14.    Authenticating Agents...................................................... 39

                                               ARTICLE VII
                                         CONCERNING THE HOLDERS

SECTION 7.01.    Action by Holders.......................................................... 40
SECTION 7.02.    Proof of Execution by Holders.............................................. 41
SECTION 7.03.    Who Are Deemed Absolute Owners............................................. 41
SECTION 7.04.    Debt Securities Owned by Company Deemed Not Outstanding.................... 41
SECTION 7.05.    Revocation of Consents; Future Holders Bound............................... 42

                                               ARTICLE VIII
                                             HOLDERS' MEETINGS

SECTION 8.01.    Purposes of Meetings....................................................... 42
SECTION 8.02.    Call of Meetings by Debt Trustee........................................... 43
SECTION 8.03.    Call of Meetings by Company or Holders..................................... 43
SECTION 8.04.    Qualifications for Voting.................................................. 43
SECTION 8.05.    Regulations................................................................ 43
SECTION 8.06.    Voting..................................................................... 44

                                                 ARTICLE IX
                                                 AMENDMENTS

SECTION 9.01.    Without Consent of Holders................................................. 44
SECTION 9.02.    With Consent of Holders.................................................... 46
SECTION 9.03.    Compliance with Trust Indenture Act; Effect of Supplemental Indentures..... 47

SECTION 9.04.    Notation on Debt Securities................................................ 48
SECTION 9.05.    Evidence of Compliance of Supplemental Indenture to be Furnished to
                     Debt Trustee........................................................... 48

                                             ARTICLE X
                             CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

SECTION 10.01.   Company May Consolidate, etc., on  Certain Terms........................... 48
SECTION 10.02.   Successor Corporation to be Substituted for Company........................ 49
SECTION 10.03.   Opinion of Counsel to be Given Debt Trustee................................ 49

                                              ARTICLE XI
                             SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 11.01.   Discharge of Indenture..................................................... 50
SECTION 11.02.   Deposited Moneys and U.S. Government Obligations to be Held in Trust
                     by Debt Trustee........................................................ 50
SECTION 11.03.   Paying Agent to Repay Moneys Held.......................................... 51
SECTION 11.04.   Return of Unclaimed Moneys................................................. 51
SECTION 11.05.   Defeasance Upon Deposit of Moneys or U.S. Government Obligations........... 51

                                              ARTICLE XII
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

SECTION 12.01.   Indenture and Debt Securities  Solely Corporate Obligations................ 53

                                               ARTICLE XIII
                                        MISCELLANEOUS PROVISIONS

SECTION 13.01.   Successors................................................................. 54
SECTION 13.02.   Official Acts by Successor    Corporation.................................. 54
SECTION 13.03.   Surrender of Company Powers................................................ 54
SECTION 13.04.   Addresses for Notices, etc................................................. 54
SECTION 13.05.   Governing Law.............................................................. 54
SECTION 13.06.   Evidence of Compliance with Conditions Precedent........................... 55
SECTION 13.07.   Business Days.............................................................. 55
SECTION 13.08.   Trust Indenture Act to Control............................................. 55
SECTION 13.09.   Table of Contents, Headings, etc........................................... 55
SECTION 13.10.   Execution in Counterparts.................................................. 56
SECTION 13.11.   Separability............................................................... 56
SECTION 13.12.   Assignment................................................................. 56

                                             ARTICLE XIV
                                     REDEMPTION OF DEBT SECURITIES

SECTION 14.01.   Applicability of Article................................................... 56
SECTION 14.02.   Notice of Redemption; Selection of Debt Securities......................... 56
SECTION 14.03.   Payment of Debt Securities Called for Redemption........................... 57

                                               ARTICLE XV
                                       SUBORDINATION OF DEBT SECURITIES

SECTION 15.01.   Agreement to Subordinate................................................... 58
SECTION 15.02.   Default on Senior Indebtedness............................................. 58
SECTION 15.03.   Liquidation; Dissolution; Bankruptcy....................................... 59
SECTION 15.04.   Subrogation................................................................ 60

SECTION 15.05.  Debt Trustee to Effectuate Subordination...................................   61
SECTION 15.06.  Notice by the Company......................................................   61
SECTION 15.07.  Rights of the Debt Trustee; Holders of Senior Indebtedness.................   62
SECTION 15.08.  Subordination May Not Be Impaired..........................................   63

         TESTIMONIUM.......................................................................   79

         SIGNATURES .......................................................................   79

         EXHIBIT A ........................................................................  A-1

         THIS INDENTURE, dated as of November________ , 2001, between SunTrust Banks, Inc., a Georgia corporation (the "Company"), and Bank One, N.A., a national banking association, as trustee (the "Debt Trustee"),

                                   WITNESSETH:

         In consideration of the premises, and the purchase of the Debt Securities by the Holders thereof, the Company covenants and agrees with the Debt Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Debt Securities, as follows:

                                   ARTICLE I

                                   DEFINITIONS

                           SECTION 1.01.     Definitions.

                           The terms defined in this Section 1.01 (except as
herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or which are by reference therein defined in the Securities Act, shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. Headings are used for convenience of reference only and do not affect interpretation. The singular includes the plural and vice versa.

                           "Affiliate" shall have the meaning given to that term
in Rule 405 under the Securities Act or any successor rule thereunder.

                           "Authenticating Agent" shall mean any agent or agents
of the Debt Trustee which at the time shall be appointed and acting pursuant to Section 6.14.

                            "Bankruptcy Law" shall mean Title 11, U.S. Code, or
any similar Federal or State law for the relief of debtors.

                           "Board of Directors" shall mean either the Board of
Directors of the Company or any duly authorized committee of that board.

                           "Board Resolution" shall mean a copy of a resolution
certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Debt Trustee.

                            "Business Day" means a day other than (a) a day on
which banking institutions in New York, New York or Chicago, Illinois are authorized or required by law or executive order to remain closed or (b) a day on which the Corporate Trust Office of the Debt Trustee is closed for business.

                            "Commission" shall mean the Securities and Exchange
Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                           "Common Securities" shall mean the common beneficial
ownership interests in the assets of the applicable SunTrust Capital Trust.

                           "Common Stock" shall mean the Common Stock, par value
$1.00 per share, of the Company or any other class of stock resulting from changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

                           "Company" shall mean SunTrust Banks, Inc., a Georgia
corporation, and, subject to the provisions of Article X, shall include its successors and assigns.

                           "Company Request" or "Company Order" shall mean a
written request or order signed in the name of the Company by the Chairman, the Chief Executive Officer, the President, a Vice Chairman, a Vice President, the Comptroller, the Secretary or an Assistant Secretary of the Company, and delivered to the Debt Trustee.

                           "Corporate Trust Office" means, when used with
respect to the Debt Trustee, the Principal Office of the Debt Trustee.

                           "Custodian" shall mean any receiver, trustee,
assignee, liquidator, or similar official under any Bankruptcy Law.

                           "Debt Security" or "Debt Securities" means any Debt
Security or Debt Securities, as the case may be, authenticated and delivered under this Indenture.

                           "Debt Trustee" shall mean the Person identified as
"Debt Trustee" in the first paragraph hereof, and, subject to the provisions of
Article VI hereof, shall also include its successors and assigns and, if at any time there is more than one Person acting in such capacity hereunder, "Trustee" shall mean each such Person acting as Debt Trustee hereunder. The term "Debt Trustee" as used with respect to a particular series of the Debt Securities shall mean the trustee with respect to that series.

                           "Declaration" shall mean, with respect to a SunTrust
Capital Trust, the Declaration of Trust, as amended, of such SunTrust Capital Trust.

                           "Default" means any event, act or condition that with
notice or lapse of time, or both, would constitute an Event of Default.

                           "Defaulted Interest" shall have the same meaning set
forth in Section 2.11.

                           "Definitive Debt Securities" shall mean those
securities issued in fully registered certificated form not otherwise in global form.

                           "Depositary" shall mean, with respect to the Debt
Securities, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, as designated by the Company.

                           "Event of Default" shall mean any event specified in
Section 5.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

                           "Exchange Act" shall mean the Securities Exchange Act
of 1934, as amended from time to time.

                           "Federal Reserve" shall mean the Board of Governors
of the Federal Reserve System.

                           "Global Debt Security" shall mean, with respect to
any series of Debt Securities, a Debt Security executed by the Company and delivered by the Debt Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture, which shall be registered in the name of the Depositary or its nominee.

                           "Holder" shall mean any Person in whose name at the
time a particular Debt Security is registered on the Security Register kept by the Company or the Debt Trustee for that purpose in accordance with the terms hereof.

                           "Indebtedness" shall mean (i) every obligation of the
Company for money borrowed; (ii) every obligation of the Company evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses;
(iii) every reimbursement obligation of the Company with respect to letters of credit, banker's acceptances or similar facilities issued for the account of the Company; (iv) every obligation of the Company issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of the Company; (vi) every obligation of the Company for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and other similar arrangements; and (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, the Company has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

                           "Indenture" shall mean this instrument as originally
executed or, if amended or supplemented as herein provided, as so amended or supplemented.

                           "Institutional Trustee" shall mean, with respect to a
SunTrust Capital Trust, the trustee acting as such Institutional Trustee under the Declaration of such SunTrust Capital Trust.

                           "Interest Payment Date" means, when used with respect
to any series of Debt Securities, the Stated Maturity of an installment of interest on such Debt Securities.

                           "Mortgage" shall mean and include any mortgage,
pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

                           "Officer" shall mean any of the Chairman, the Chief
Executive Officer, the President, a Vice President, the Chief Financial Officer, the Secretary or an Assistant Secretary of the Company.

                           "Officer's Certificate" shall mean a certificate
signed by an Officer and delivered to the Debt Trustee. Each such certificate shall include the statements provided for in Section 13.06 if and to the extent required by the provisions thereof.

                           "Opinion of Counsel" shall mean a written opinion of
counsel, who may be an employee of the Company, and who shall be reasonably acceptable to the Debt Trustee. Each such opinion shall include the statements provided for in Section 13.06 if and to the extent required by the provisions thereof.

                           "Other Debt Securities" means all junior subordinated
debt securities issued by the Company from time to time under the Indenture.

                           The term "outstanding" when used with reference to
the Debt Securities, shall mean, subject to the provisions of Section 7.04, as of any particular time, all Debt Securities authenticated and delivered by the Debt Trustee or the Authenticating Agent under this Indenture, except

                           (a) Debt Securities theretofore cancelled by the Debt Trustee or the Authenticating Agent or delivered to the Debt Trustee for cancellation or that have previously been cancelled;

                           (b) Debt Securities, or portions thereof, for the payment or prepayment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Debt Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that, if such Debt Securities, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as set forth in Article XIV or provision satisfactory to the Debt Trustee shall have been made for giving such notice; and

                           (c)      Debt Securities in lieu of or in
                                    substitution for which other Debt Securities shall have been authenticated and delivered pursuant to the terms of Section 2.08 unless proof satisfactory to the Company and the Debt Trustee is presented that any such Debt Securities are held by bona fide holders in due course.

                           "Person" shall mean any individual, corporation,
estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                           "Predecessor Debt Security" of any particular Debt
Security means every previous Debt Security evidencing all or a portion of the same debt and as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under
Section 2.08 in lieu of a lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Debt - Security.

                           "Preferred Securities" shall mean the preferred
beneficial ownership interests in the assets of the applicable SunTrust Capital Trust.

                           "Principal Office of the Debt Trustee", or other
similar term, shall mean the office or offices of the Debt Trustee, at which at any particular time its corporate trust business shall be administered, and which at the date hereof are located at 153 West 51st Street, New York, New York 10019.

                           "Responsible Officer" shall mean any officer of the
Debt Trustee's Corporate Trust Administration department with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

                           "Securities Act" shall mean the Securities Act of
1933, as amended from time to time.

                           "Security Register" shall mean the list of Holders
provided to the Debt Trustee pursuant to Section 4.01, or any security register maintained by a security registrar for the Debt Securities appointed by the Company following the execution of a supplemental indenture providing for transfer procedures as provided for in Section 2.06(a).

                           "Senior Indebtedness" shall mean the principal of,
premium, if any, and interest on, all Indebtedness, whether outstanding on the date of execution of this Indenture or hereafter created, assumed or incurred, except Indebtedness that by its terms is expressly stated to be not superior in right of payment to the Debt Securities or to rank pari passu with the Debt Securities, and any deferrals, renewals or extensions of such Senior Indebtedness.

                           "Stated Maturity" means, when used with respect to
any Debt Security, or any installment of principal thereof or interest thereon, the date specified in such Debt Security as the fixed date on which principal of such Debt Security, or such installment of principal or interest, is due and payable.

                           "Subsidiary" shall mean with respect to any Person,
(i) any corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

                           "SunTrust Capital Trust" shall mean each of SunTrust
Capital V and SunTrust Capital VI, each a Delaware statutory business trust, or any other similar trust created for the purpose of issuing Trust Securities in connection with the issuance of Debt Securities under this Indenture. "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended from time to time.

                           "Trust Indenture Act" shall mean the Trust Indenture
Act of 1939, as amended from time to time.

                           "Trust Securities" shall mean the Common Securities
and Preferred Securities of the applicable SunTrust Capital Trust.

                           "U.S. Government Obligations" shall mean securities
that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or prepayable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                           SECTION 1.02.     Business Day Certificate.

                           On the date of execution and delivery of this
Indenture (with respect to the remainder of calendar year 2001) and thereafter, within 15 days prior to the end of each calendar year while this Indenture remains in effect (with respect to the succeeding calendar years), the Company shall deliver to the Debt Trustee an Officer's Certificate specifying the days on which banking institutions or trust companies in New York, New York or Chicago, Illinois are authorized or obligated by law or executive order to be closed.

                                   ARTICLE II

                                 DEBT SECURITIES

                           SECTION 2.01.     Forms Generally.

                           The Debt Securities of each series shall be in
substantially the form as shall be established by or pursuant to a Board Resolution and as set forth in an Officer's Certificate of the Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or all as may, consistently herewith, be determined by the officers executing such Debt Securities, as evidenced by their execution of such Debt Securities.

                           The definitive Debt Securities shall be printed,
lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as evidenced by their execution of such Debt Securities.

                           SECTION 2.02. Form of Debt Trustee's Certificate of Authentication.

                           The Debt Trustee's Certificate of Authentication on
all Debt Securities shall be in substantially the following form:

                  This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

                  Bank One, N.A.,
                  as Debt Trustee



                  By:
                     ------------------------------------------
                  Authorized Officer

                           SECTION 2.03.     Amount Unlimited; Issuable in
                                             Series.

                  The aggregate principal amount of Debt Securities which may be authenticated and delivered under this Indenture is unlimited. The Debt Securities may be issued in one or more series up to the aggregate principal amount of securities of that series from time to time authorized by or pursuant to a Board Resolution of the Company or pursuant to one or more indentures supplemental hereto. Prior to the initial issuance of Debt Securities of any series, there shall be established in or pursuant to a Board Resolution of the Company and set forth in an Officer's Certificate of the Company or established in one or more indentures supplemental:

                                    (i)      the title of the Debt Securities of
         the series (which shall distinguish the Debt Securities of the series from all other Debt Securities);

                                    (ii)     any limit upon the aggregate
         principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant hereto);

                                    (iii)    the date of dates on which the
         principal of and premium, if any, on the Debt Securities of the series is payable;

                                    (iv)     the rate or rates at which the Debt
         Securities of the series shall bear interest, if any, or the method by which such interest may be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable or the manner of determination of such Interest Payment Dates and the record dates for the determination of holders to whom interest is payable on any such Interest Payment Dates;

                                    (v)      the place or places where the
         principal of, premium, if any, and any interest on Debt Securities of the series shall be payable;

                                    (vi)     the right, if any, to extend the
         interest payment periods and the duration of such extension;

                                    (vii)    the price or prices at which, the
         period or periods within which, the event or events giving rise to, and the terms and conditions upon which Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

                                    (viii)   the obligation, if any, of the
         Company to redeem or purchase Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which, and the period or periods within which, and the terms and conditions upon which, Debt Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                                    (ix)     if other than denominations of
         $1,000 and any integral multiple thereof, the denominations in which Debt Securities of the series shall be issuable;

                                    (x)      any Events of Default with respect
         to the Debt Securities of a particular series, if not set forth herein;

                                    (xi)     the form of the Debt Securities of
         the series including the form of the Certificate of Authentication of such series;

                                    (xii)    any trustee, authenticating or
         paying agents, warrant agents, transfer agents or registrars with respect to the Debt Securities of such series;

                                    (xiii)   whether the Debt Securities of the
         series shall be issued in whole or in part in the form of one or more Global Debt Securities and, in such case, the Depositary for such Global Debt Security or Global Debt Securities, and whether beneficial owners of interests in any such Global Debt Securities may exchange such interests for other Debt Securities of such series in the manner provided in Section 2.07, and the manner and the circumstances under which and the place or places where any such exchanges may occur if other than in the manner provided in Section 2.07, and any other terms of the series relating to the global nature of the Global Debt Securities of such series and the exchange, registration or transfer thereof and the payment of any principal, premium, if any, or interest thereon; and

                                    (xiv)    any other terms of the series
         (which terms shall not be inconsistent with the provisions of this Indenture).

                           All Debt Securities of any one series shall be
substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto.

                           If any of the terms of the series are established by
action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Debt Trustee at or prior to the delivery of the Officer's Certificate of the Company setting forth the terms of the series.

                           SECTION 2.04.     Denomination of Debt Securities.

                           The Debt Securities of each series shall be issuable
as registered Debt Securities without coupons and in such denominations as shall be specified as contemplated by Section 2.03. Subject to Section 2.03(ix), the Debt Securities of such series shall be issuable in the denominations of $1,000 and any integral multiple thereof. The Debt Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Debt Trustee as evidenced by the execution and authentication thereof.

                           SECTION 2.05.     Execution and Authentication.

                           Two Officers shall sign the Debt Securities for the
Company by manual or facsimile signature. If an Officer whose signature is on a Debt Security no longer holds that office at the time the Debt Security is authenticated, the Debt Security shall nevertheless be valid.

                           A Debt Security shall not be valid until
authenticated by the manual signature of the Debt Trustee. The signature of the Debt Trustee shall be conclusive evidence that the Debt Security has been authenticated under this Indenture. The form of Debt Trustee's certificate of authentication to be borne by the Debt Securities shall be substantially as set forth in Exhibit A hereto.

                           SECTION 2.06.     Global Debt Security.

                           (a)      A Global Debt Security with respect to any
series may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

                           (b)      If at any time the Depositary notifies the
Company that it is unwilling or unable to continue as Depositary or the Depositary has ceased to be a clearing agency registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company will execute, and the Debt Trustee, upon receipt of a Company Order, will authenticate and make available for delivery the Definitive Debt Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debt Security, in exchange for such Global Debt Security. If there is an Event of Default, the Depositary shall have the right to exchange the Global Debt Securities for Definitive Debt Securities. In addition, the Company may at any time determine that the Debt Securities of any series shall no longer be represented by a Global Debt Security. In the event of such an Event of Default or such a determination, the Company shall execute, and subject to this Section 2.06, the Debt Trustee, upon receipt of an Officer's Certificate evidencing such determination by the Company and a Company Order, will authenticate and make available for delivery the Definitive Debt Securities of such series, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debt Security in exchange for such Global Debt Security. Upon the exchange of the Global Debt Security for such Definitive Debt Securities, in authorized denominations, the Global Debt Security shall be cancelled by the Debt Trustee. Such Definitive Debt Securities issued in exchange for the Global Debt Security shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Debt Trustee. The Debt Trustee shall deliver such Definitive Debt Securities to the Depositary for delivery to the Persons in whose names such Definitive Debt Securities are so registered.

                           SECTION 2.07.     Transfer and Exchange.

                           To permit registrations of transfers and exchanges,
the Company shall execute and the Debt Trustee shall authenticate Definitive Debt Securities and Global Debt Securities at the request of the Security Registrar. All Definitive Debt Securities and Global Debt Securities issued upon any registration of transfer or exchange of Definitive Debt Securities or Global Debt Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Debt Securities or Global Debt Securities surrendered upon such registration of transfer or exchange.

                           No service charge shall be made to a Holder for any
registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

                           The Company shall not be required to (i) issue,
register the transfer of or exchange Debt Securities of any series during a period beginning at the opening of business 15 days before the day of mailing of a notice of prepayment or any notice of selection of Debt Securities of such series for prepayment under Article XIV hereof and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any Debt Security of such series so selected for prepayment in whole or in part, except the unredeemed portion of any Debt Security being prepaid in part.

                           Prior to due presentment for the registration of a
transfer of any Debt Security, the Debt Trustee, the Company and any agent of the Debt Trustee or the Company may deem and treat the Person in whose name any Debt Security is registered as the absolute owner of such Debt Security for the purpose of receiving payment of principal of, premium, if any, and interest on such Debt Securities, and none of the Debt Trustee, the Company and any agents of the Debt Trustee or the Company shall be affected by notice to the contrary.

                           SECTION 2.08.     Replacement Debt Securities.

                           If any mutilated Debt Security is surrendered to the
Debt Trustee, or the Company and the Debt Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security, and there is delivered to the Company and the Debt Trustee such security or indemnity as may be required by each of them to save each of them harmless, then the Company shall issue and the Debt Trustee shall authenticate a replacement Debt Security if the Debt Trustee's requirements for replacements of Debt Securities are met. An indemnity bond must be supplied by the Holder that is sufficient in the reasonable judgment of the Debt Trustee and the Company to protect the Company, the Debt Trustee, any agent thereof or any authenticating agent from any loss that any of them may suffer if a Debt Security is replaced. The Company or the Debt Trustee may charge for its expenses in replacing a Debt Security.

                           Every replacement Debt Security is an obligation of
the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Debt Securities duly issued hereunder.

                           SECTION 2.09.     Temporary Debt Securities.

                           Pending the preparation of Definitive Debt Securities
of any series, the Company may execute, and upon receipt of a Company Order the Debt Trustee shall authenticate and make available for delivery, temporary Debt Securities of such series that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the Definitive Debt Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Securities may determine, as conclusively evidenced by their execution of such Debt Securities.

                           If temporary Debt Securities of any series are
issued, the Company shall cause Definitive Debt Securities to be prepared without unreasonable delay. The Definitive Debt Securities of such series shall be printed, lithographed or engraved, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable securities exchange, all as determined by the officers executing such Definitive Debt Securities. After the preparation of Definitive Debt Securities of such series, the temporary Debt Securities of such series shall be exchangeable for Definitive Debt Securities upon surrender of such temporary Debt Securities at the office or agency maintained by the Company for such purpose pursuant to
Section 3.02 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debt Securities of any series, the Company shall execute, and the Debt Trustee shall authenticate and make available for delivery, in exchange therefor the same aggregate principal amount of Definitive Debt Securities of such series of authorized denominations. Until so exchanged, the temporary Debt Securities shall in all respects be entitled to the same benefits under this Indenture as Definitive Debt Securities.

                           SECTION 2.10.     Cancellation.

                           Unless otherwise provided with respect to a series of
Debt Securities, all Debt Securities and coupons surrendered for payment, registration of transfer, exchange, repayment or redemption shall, if surrendered to any Person other than the Debt Trustee, be delivered to the Debt Trustee. All Debt Securities so delivered or surrendered directly to the Debt Trustee for any such purpose shall be promptly cancelled by it. The Company may at any time, deliver to the Debt Trustee for cancellation any Debt Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Debt Securities so delivered shall be promptly cancelled by the Debt Trustee. No Debt Security shall be authenticated in lieu of or in exchange for any Debt Security cancelled as provided in this Section, except as expressly permitted by this Indenture or such Debt Securities. All cancelled Debt Securities or coupons held by the Debt Trustee shall be disposed of by the Debt Trustee in accordance with its customary procedures and the Debt Trustee shall deliver a certificate of such disposition to the Company. The Company may not issue new Debt Securities to replace Debt Securities that have been prepaid or paid or that have been delivered to the Debt Trustee for cancellation.

                           SECTION 2.11.     Defaulted Interest.

                           Any interest on any Debt Security that is payable,
but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant regular record date by virtue of having been such Holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (a) or clause (b) below:

                           (a)      The Company may make payment of any
Defaulted Interest on Debt Securities of any series to the Persons in whose names such Debt Securities (or their respective Predecessor Debt Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Debt Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Debt Security and the date of the proposed payment, and at the same time the Company shall deposit with the Debt Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Debt Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Debt Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Debt Trustee of the notice of the proposed payment. The Debt Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Holder at his or her address as it appears in the Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Debt Securities (or their respective Predecessor Debt Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (b).

                           (b)      The Company may make payment of any
Defaulted Interest on any Debt Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Debt Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Debt Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Debt Trustee.

                           SECTION 2.12.     CUSIP Numbers.

                           The Company in issuing the Debt Securities may use
"CUSIP" numbers (if then generally in use), and, if so, the Debt Trustee shall use "CUSIP" numbers in notices of prepayment as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debt Securities or as contained in any notice of a prepayment and that reliance may be placed only on the other identification numbers printed on the Debt Securities, and any such prepayment shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Debt Trustee of any change in the CUSIP numbers.

                                  ARTICLE III

                       PARTICULAR COVENANTS OF THE COMPANY

                           SECTION 3.01. Payment of Principal, Premium and Interest.

                           The Company covenants and agrees for the benefit of
each series of Debt Securities that it will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest on the Debt Securities of such series at the place, at the respective times and in the manner provided herein and established with respect to such Debt Securities. Except as may be provided in a supplemental indenture hereto with respect to any series of Debt Securities, each installment of interest on such Debt Securities may be paid by mailing checks for such interest payable to the order of the Holder entitled thereto as they appear in the Security Register.

                           SECTION 3.02.     Offices for Notices and Payments,
                                             etc.

                           So long as any Debt Securities of any series remain
outstanding, the Company will maintain (or cause to be maintained) in New
York, New York an office or agency where the Debt Securities of such series may be presented for payment, an office or agency where the Debt Securities of such series may be presented for registration of transfer and for exchange as provided in this Indenture and an office or agency where notices and demands to or upon the Company in respect of the Debt Securities of such series or of this Indenture may be served. The Company will give to the Debt Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Company in a notice to the Debt Trustee, any such office or agency for all of the above purposes shall be the Principal Office of the Debt Trustee. In case the Company shall fail to maintain any such office or agency in New York, New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Principal Office of the Debt Trustee.

                           In addition to any such office or agency, the Company
may from time to time designate one or more offices or agencies outside New York, New York, where the Debt Securities may be presented for payment, registration of transfer and for exchange in the manner provided in this Indenture, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in New York, New York, for the purposes above mentioned. The Company will give to the Debt Trustee prompt written notice of any such designation or rescission thereof.

                           SECTION 3.03. Appointments to Fill Vacancies in Debt Trustee's Office.

                           The Company, whenever necessary to avoid or fill a
vacancy in the office of Debt Trustee, will appoint, in the manner provided in
Section 6.10, a Debt Trustee, so that there shall at all times be a Debt Trustee hereunder.

                           SECTION 3.04.     Provision as to Paying Agent.

                           (a) If the Company shall appoint a paying agent other than the Debt Trustee with respect to the Debt Securities of any series, it will cause such paying agent to execute and deliver to the Debt Trustee an instrument in which such agent shall agree with the Debt Trustee, subject to the provision of this
                                    Section 3.04,

                                    (1)      that it will hold all sums held by
                                             it as such agent for the payment of
                                             the principal of, premium, if any,
                                             or interest on the Debt Securities
                                             of such series (whether such sums
                                             have been paid to it by the Company
                                             or by any other obligor on the Debt
                                             Securities) in trust for the
                                             benefit of the Holders thereof; and

                                    (2)      that it will give the Debt Trustee
                                             notice of any failure by the
                                             Company (or by any other obligor on
                                             the Debt Securities of such series)
                                             to make any payment of the
                                             principal of, premium, if any, or
                                             interest on the Debt Securities of
                                             such series when the same shall be
                                             due and payable.

                           (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of, premium, if any, or interest on the Debt Securities of any series, set aside, segregate and hold in trust for the benefit of the Holders a sum sufficient to pay such principal, premium or interest so becoming due and will notify the Debt Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under the Debt Securities) to make any payment of the principal of, premium, if any, or interest on the Debt Securities of such series when the same shall become due and payable.

                           (c) Anything in this Section 3.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to the Debt Securities of any series hereunder, or for any other reason, pay or cause to be paid to the Debt Trustee all sums held in trust for such Debt Securities by the Debt Trustee or any paying agent hereunder, as required by this Section 3.04, such sums to be held by the Debt Trustee upon the trusts herein contained.

                           (d) Anything in this Section 3.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this
                                    Section 3.04 is subject to Sections 11.03 and 11.04.

                           SECTION 3.05.     Certificate to Debt Trustee.

                           The Company will deliver to the Debt Trustee on or
before 120 days after the end of each fiscal year of the Company, so long as Debt Securities of any series are outstanding hereunder, an Officer's Certificate, one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Company, stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any covenants contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof. For purposes of this
Section 3.05, default shall be determined without regard to any period of grace or requirement of notice provided for herein.

                           SECTION 3.06.     Payment Upon Resignation or
                                             Removal.

                           Upon termination of this Indenture or the removal or
resignation of the Debt Trustee, unless otherwise stated, the Company shall pay to the Debt Trustee all amounts accrued and owing to the date of such termination, removal or resignation.

                                   ARTICLE IV

                        HOLDERS' LISTS AND REPORTS BY THE
                          COMPANY AND THE DEBT TRUSTEE

                           SECTION 4.01.     Holders' Lists.

                           So long as Debt Securities of any series are
outstanding hereunder, the Company covenants and agrees that it will furnish or cause to be furnished to the Debt Trustee:

                           (a) on a semi-annual basis on each alternating regular record date for the Debt Securities of such series a list, in such form as the Debt Trustee may reasonably require, of the names and addresses of the Holders as of such record date; and

                           (b) at such other times as the Debt Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, except that no such lists need be furnished so long as the Debt Trustee is in possession thereof by reason of its acting as registrar for the Debt Securities.

                           SECTION 4.02.     Preservation and Disclosure of
                                             Lists.

                           (a) The Debt Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders (1) contained in the most recent list furnished to it as provided in Section 4.01 or (2) received by it in the capacity of registrar for the Debt Securities of such series (if so acting) hereunder. The Debt Trustee may destroy any list furnished to it as provided in Section
                                    4.01 upon receipt of a new list so
                                    furnished.

                           (b) In case three or more Holders (hereinafter referred to as "applicants") apply in writing to the Debt Trustee and furnish to the Debt Trustee reasonable proof that each such applicant has owned a Debt Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders or with Holders of all Debt Securities of such series with respect to their rights under this Indenture and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Debt Trustee shall within 5 Business Days after the receipt of such application, at its election, either:

                                             (1)      afford such applicants
                                                      access to the information
                                                      preserved at the time by
                                                      the Debt Trustee in
                                                      accordance with the
                                                      provisions of subsection
                                                      (a) of this Section 4.02,
                                                      or

                                             (2)      inform such applicants as
                                                      to the approximate number
                                                      of Holders of all Debt
                                                      Securities of such series,
                                                      whose names and addresses
                                                      appear in the information
                                                      preserved at the time by
                                                      the Debt Trustee in
                                                      accordance with the
                                                      provisions of subsection
                                                      (a) of this Section 4.02,
                                                      and as to the approximate
                                                      cost of mailing to such
                                                      Holders the form of proxy
                                                      or other communication, if
                                                      any, specified in such
                                                      application.

                                           If the Debt Trustee shall elect not
                                    to afford such applicants access to such information, the Debt Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Debt Trustee in accordance with the provisions of subsection (a) of this Section 4.02, a copy of the form of proxy or other communication which is specified in such request with reasonable promptness after a tender to the Debt Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five Business Days after such tender, the Debt Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Debt Trustee, such mailing would be contrary to the best interests of the Holders of such series of Debt Securities or all Debt Securities of such series, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Debt Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Debt Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                           (c) Each and every Holder, by receiving and holding Debt Securities, agrees with the Company and the Debt Trustee that neither the Company nor the Debt Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with the provisions of subsection (b) of this Section 4.02, regardless of the source from which such information was derived, and that the Debt Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

                           SECTION 4.03.     Reports by the Company.

                           So long as Debt Securities of any series are
outstanding hereunder:

                           (a) The Company covenants and agrees to file with the Debt Trustee, within 15 days after the date on which the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to provide to the Debt Trustee, such of the supplementary and periodic information, documents and reports which would have been required pursuant to
                                    Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

                           (b) The Company covenants and agrees to file with the Debt Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, unless exempted from such reporting requirements by the Commission such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

                           (c) The Company covenants and agrees to transmit by mail to all Holders, as the names and addresses of such Holders appear upon the Security Register, within 30 days after the filing thereof with the Debt Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this
                                    Section 4.03 as may be required by rules and regulations prescribed from time to time by the Commission.

                           (d) Delivery of such reports, information and documents to the Debt Trustee is for informational purposes only and the Debt Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Debt Trustee is entitled to rely exclusively on Officer's Certificates).

                           SECTION 4.04.     Reports by the Debt Trustee.

                           So long as Debt Securities of any series are
outstanding hereunder:

                           (a) The Debt Trustee shall transmit to Holders such reports concerning the Debt Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Debt Trustee shall, within sixty days after each December 31, commencing December 31, 2001, deliver to Holders a brief report, dated as of such December 31, which complies with the provisions of Section 313(a) of the Trust Indenture Act.

                           (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Debt Trustee with each stock exchange, if any, upon which the Debt Securities are listed, with the Commission and with the Company. The Company will promptly notify the Debt Trustee if and when the Debt Securities are listed on any stock exchange.

                                   ARTICLE V

                    REMEDIES OF THE DEBT TRUSTEE AND HOLDERS
                               ON EVENT OF DEFAULT

                           SECTION 5.01.     Events of Default.

                           One or more of the following events of default shall
constitute an Event of Default hereunder with respect to Debt Securities of a particular series (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless it is either inapplicable to a particular series or specifically deleted or modified in a supplemental indenture (or Board Resolution) under which such series of Debt Securities is issued or in the form of Debt Securities for such series:

                           (a) default in the payment of any interest on the Debt Securities of that series or any Other Debt Securities when due, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms hereof shall not constitute a default in the payment of interest for this purpose; or

                           (b) default in the payment of any principal of or premium, if any, on the Debt Securities of that series or any Other Debt Securities when due whether at maturity, upon prepayment, by declaration of acceleration of maturity or otherwise; or

                           (c) default in the performance, or breach, of any covenant or warranty of the Company with respect to that series contained in such Debt Securities or otherwise established with respect to that series of Debt Securities pursuant to Section 2.01 or contained in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with and other than a covenant or warranty set forth in terms of any particular series of Debt Securities established or contemplated in this Indenture), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Debt Trustee or to the Company and the Debt Trustee by the Holders of at least 25% in aggregate principal amount of the outstanding Debt Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                           (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

                           (e) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due.

                           If an Event of Default with respect to Debt
Securities of a particular series at the time outstanding occurs and is continuing, then in every such case the Debt Trustee or the Holders of not less than 25% in aggregate principal amount of the Debt Securities of such series then outstanding may declare the principal amount of all Debt Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Debt Trustee if given by the Holders of the outstanding Debt Securities of such series), and upon any such declaration the same shall become immediately due and payable.

                           The foregoing provisions, however, are subject to the
condition that if, at any time after the principal of the Debt Securities of a series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, (i) the Company shall pay or shall deposit with the Debt Trustee a sum sufficient to pay (A) all matured installments of interest upon all the Debt Securities of that series and the principal of and premium, if any, on any and all Debt Securities of that series which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Debt Securities of such series to the date of such payment or deposit) and (B) such amount as shall be sufficient to cover compensation due to the Debt Trustee and each predecessor Debt Trustee, their respective agents, attorneys and counsel, pursuant to Section 6.06, and (ii) any and all Events of Default under this Indenture, other than the non-payment of the principal of the Debt Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, in every such case, the Holders of a majority in aggregate principal amount of the Debt Securities of that series then outstanding, by written notice to the Company and to the Debt Trustee, may rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                           In case the Debt Trustee shall have proceeded to
enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Debt Trustee, then and in every such case the Company, the Debt Trustee and the Holders shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Debt Trustee and the Holders shall continue as though no such proceeding had been taken.

                           SECTION 5.02. Payment of Debt Securities on Default; Suit Therefor.

                           The Company covenants that (a) in case default shall
be made in the payment of any installment of interest upon any of the Debt Securities of a series as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Debt Securities of a series as and when the same shall have become due and payable, whether at maturity of the Debt Securities of such series or upon prepayment or by declaration or otherwise, then, upon demand of the Debt Trustee, the Company will pay to the Debt Trustee, for the benefit of the Holders, the whole amount that then shall have become due and payable on all such Debt Securities of such series for principal of, premium, if any, or interest or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law and, if the Debt Securities of such series are held by the Trust or a trustee of such trust, without duplication of any other amounts paid by the Trust or a trustee in respect thereof) upon the overdue installments of interest at the rate borne by the Debt Securities of such series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Debt Trustee, its agents, attorneys and counsel, and any other amount due to the Debt Trustee pursuant to Section 6.06.

                           In case the Company shall fail forthwith to pay such
amounts upon such demand, the Debt Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Debt Securities of such series and collect in the manner provided by law out of the property of the Company or any other obligor on the Debt Securities of such series, wherever situated, the moneys adjudged or decreed to be payable.

                           In case there shall be pending proceedings for the
bankruptcy or for the reorganization of the Company or any other obligor on the Debt Securities of any series under Title 11, United States Code, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Debt Securities of such series, or to the creditors or property of the Company or such other obligor, the Debt Trustee, irrespective of whether the principal of the Debt Securities of a series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Debt Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Debt Securities of such series and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Debt Trustee (including any claim for amounts due to the Debt Trustee pursuant to 6.06) and of the Holders allowed in such judicial proceedings relative to the Company or any other obligor on the Debt Securities, or to the creditors or property of the Company or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the Holders in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders to make such payments to the Debt Trustee, and, in the event that the Debt Trustee shall consent to the making of such payments directly to the Holders, to pay to the Debt Trustee such amounts as shall be sufficient to cover reasonable compensation to the Debt Trustee, each predecessor Debt Trustee and their respective agents, attorneys and counsel, and all other amounts due to the Debt Trustee pursuant to Section 6.06.

                           Nothing herein contained shall be construed to
authorize the Debt Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities of any series or the rights of any Holder or to authorize the Debt Trustee to vote in respect of the claim of any Holder in any such proceeding.

                           All rights of action and of asserting claims under
this Indenture, or under any of the Debt Securities of any series, may be prosecuted and enforced by the Debt Trustee without the possession of any of the Debt Securities of such series, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Debt Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Debt Securities of such series.

                           In any proceedings brought by the Debt Trustee (and
also any proceedings involving the interpretation of any provision of this Indenture to which the Debt Trustee shall be a party) the Debt Trustee shall be held to represent all the Holders, and it shall not be necessary to make any Holders parties to any such proceedings.

                           SECTION 5.03. Application of Moneys Collected by Debt Trustee.

                           Any moneys collected by the Debt Trustee shall be
applied in the following order, at the date or dates fixed by the Debt Trustee for the distribution of such moneys, upon presentation of the Debt Securities of the series in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                           First: To the payment of costs and expenses of
collection applicable to the Debt Securities of such series and all other amounts due to the Debt Trustee under Section 6.06;

                           Second: To the payment of all Senior Indebtedness of
the Company if and to the extent required by Article XV;

                           Third: In case the principal of the outstanding Debt
Securities of such series in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of the amounts then due and unpaid upon Debt Securities of such series for principal of, premium, if any, and interest on the Debt Securities of such series, in respect of which or for the benefit of which money has been collected, ratably, without preference of priority of any kind, according to the amounts due on the Debt Securities of such series for principal, premium, if any, and interest, respectively; and

                           Fourth: To the Person or Persons entitled thereto.

                           SECTION 5.04.     Proceedings by Holders.

                           No Holder of Debt Securities of any series shall have
any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (i) such Holder previously shall have given to the Debt Trustee written notice of an Event of Default and of the continuance thereof with respect to the Debt Securities of such series specifying such Event of Default, as hereinbefore provided, (ii) the

Holders of not less than 25% in aggregate principal amount of the Debt Securities of such series then outstanding shall have made written request upon the Debt Trustee to institute such action, suit or proceeding in its own name as Debt Trustee hereunder and shall have offered to the Debt Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, (iii) the Debt Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, and (iv) no direction inconsistent with such written request has been given to the Debt Trustee during such 60-day period by the Holders of a majority in principal amount of the outstanding Debt Securities of such series, it being understood and intended, and being expressly covenanted by the taker and Holder of every Debt Security of such series with every other taker and Holder and the Debt Trustee, that no one or more Holders shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders.

                           Notwithstanding any other provisions in this
Indenture, however, the right of any Holder to receive payment of the principal of, premium, if any, and interest on such Debt Security of such series, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such Holder.

                           SECTION 5.05.     Proceedings by Debt Trustee.

                           In case an Event of Default occurs with respect to
Debt Securities of any series and is continuing, the Debt Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Debt Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Debt Trustee by this Indenture or by law.

                           SECTION 5.06.     Trustee May File Proofs of Claim.

                           In case of the pendency of any receivership,
insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debt Securities of any series or the property of the Company or of such other obligor or their creditors, the Debt Trustee (irrespective of whether the principal of any such Debt Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Debt Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                                    (i)      to file and prove a claim for the
         whole amount of principal, premium, if any, and interest owing and unpaid in respect of such Debt Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Debt Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Debt Trustee, its agents and counsel and any other amounts due the Debt Trustee under
         Section 6.06) and of the Holders allowed in such judicial proceeding, and

                                    (ii)     to collect and receive any moneys
         or other property payable or deliverable on any such claims and to distribute the same, and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Debt Trustee, and in the event that the Debt Trustee shall consent to the making of such payments directly to the Holders of such Debt Securities, to pay to the Debt Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Debt Trustee, its agents and counsel, and any other amounts due the Debt Trustee under Section 6.06.

                           Nothing herein contained shall be deemed to authorize
the Debt Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities of any series or the rights of any Holder thereof, or to authorize the Debt Trustee to vote in respect of the claim of any Holder in any such proceeding.

                           SECTION 5.07.     Remedies Cumulative and Continuing.

                           All powers and remedies given by this Article V to
the Debt Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Debt Trustee or the Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to the Debt Securities of any series, and no delay or omission of the Debt Trustee or of any Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.04, every power and remedy given by this
Article V or by law to the Debt Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Debt Trustee or by the Holders.

                           SECTION 5.08. Direction of Proceedings and Waiver of Defaults by Majority of Holders.

                           Subject to the provisions of any supplemental
indenture hereto, the Holders of a majority in aggregate principal amount of the Debt Securities of any series at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Debt Trustee, or exercising any trust or power conferred on the Debt Trustee; provided, however, that (subject to the provisions of Section 6.01) the Debt Trustee shall have the right to decline to follow any such direction if the Debt Trustee shall determine that the action so directed would be unjustly prejudicial to the Holders of Debt Securities of such series not taking part in such direction or if the Debt Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Debt Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Debt Trustee in personal liability. Prior to any declaration accelerating the maturity of the Debt Securities of any series, the Holders of a majority in aggregate principal amount of the Debt Securities of such series at the time outstanding may on behalf of the Holders of all of the Debt Securities of such series waive any past default or Event of Default and its consequences except a default (a) in the payment of principal of, premium, if any, or interest on any of the Debt Securities of such series (unless such default has been cured and a sum sufficient to pay all matured installments of principal, premium, if any, and interest due otherwise than by acceleration has been deposited with the Debt Trustee) or (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the Holder of each Debt Security affected. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Debt Trustee and the Holders of Debt Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.08, said default or Event of Default shall for all purposes of such series of Debt Securities and this Indenture be deemed to have been cured and to be not continuing.

                           SECTION 5.09.     Notice of Defaults.

                           (a)      The Debt Trustee, within 90 days after the
occurrence of a Default with respect to a series of Debt Securities known to the Debt Trustee, shall mail to all Holders, as the names and addresses of such Holders appear upon the Security Register, notice of all Defaults known to the Debt Trustee, unless such Default shall have been cured before the giving of such notice (the term "Default" for the purpose of this Section 5.09 being hereby defined to be any of the events specified in clauses (a), (b), (c), (d) and (e) of Section 5.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause
(c) of Section 5.01); and provided that, except in the case of default in the payment of the principal of, premium, if any, or interest on any series of Debt Securities, the Debt Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Debt Trustee in good faith determines that the withholding of such notice is in the interests of the Holders thereof; and provided further, that in the case of any default of the character specified in Section 5.01(c), no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

                           (b)      Within five Business Days after the
occurrence of any Event of Default known to the Debt Trustee, the Debt Trustee shall transmit notice of such Event of Default to all Holders of the affected series of Debt Securities as their names and addresses appear on the Security Register, unless such Event of Default shall have been cured or waived.

                           SECTION 5.10.     Undertaking to Pay Costs.

                           All parties to this Indenture agree, and each Holder
by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Debt Trustee for any action taken or omitted by it as Debt Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.10 shall not apply to any suit instituted by the Debt Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of any series of Debt Securities outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any such Debt Security against the Company on or after the same shall have become due and payable.

                                   ARTICLE VI

                           CONCERNING THE DEBT TRUSTEE

                           SECTION 6.01. Duties and Responsibilities of Debt Trustee.

                           With respect to the Holders of Debt Securities of any
series issued hereunder, the Debt Trustee, prior to the occurrence of an Event of Default with respect to such series and after the curing or waiving of all Events of Default with respect to such series which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case any such Event of Default has occurred (which has not been cured or waived), the Debt Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                           No provision of this Indenture shall be construed to
relieve the Debt Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

                           (a) prior to the occurrence of an Event of Default with respect to any series of Debt Securities and after the curing or waiving of all Events of Default with respect to such series which may have occurred,

                                    (1)      the duties and obligations of the
                                             Debt Trustee shall be determined
                                             solely by the express provisions of
                                             this Indenture, and the Debt
                                             Trustee shall not be liable except
                                             for the performance of such duties
                                             and obligations as are specifically
                                             set forth in this Indenture; and

                           (2) in the absence of bad faith on the part of the Debt Trustee, the Debt Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions certificates or opinions furnished to the Debt Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Debt Trustee, the Debt Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                           (b) the Debt Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers, unless it shall be proved that the Debt Trustee was negligent in ascertaining the pertinent facts; and

                           (c) the Debt Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to
                                    Section 5.08, relating to the time, method and place of conducting any proceeding for any remedy available to the Debt Trustee, or exercising any trust or power conferred upon the Debt Trustee, under this Indenture.

                           None of the provisions contained in this Indenture
shall require the Debt Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.


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
                           SECTION 6.02. Reliance on Documents, Opinions, etc. Except as otherwise provided in Section 6.01:

                           (a) the Debt Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (b) any request, direction, order or demand of the Company mentioned herein may be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Debt Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                           (c) the Debt Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                           (d)      the Debt Trustee shall be under no
                                    obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders of any series of Debt Securities, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Debt Trustee reasonable and sufficient security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                           (e) the Debt Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; nothing contained herein shall, however, relieve the Debt Trustee of the obligation, upon the occurrence of an Event of Default (that has not been cured or waived), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

                           (f) the Debt Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the Holders of a majority in aggregate principal amount of any outstanding series of Debt Securities; provided, however, that if the payment within a reasonable time to the Debt Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Debt Trustee, not reasonably assured to the Debt Trustee by the security afforded to it by the terms of this Indenture, the Debt Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding;

                           (g) the Debt Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Debt Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care;

                           (h) the Debt Trustee shall not be charged with knowledge of any Default or Event of Default with respect to a series of Debt Securities unless (1) such default is a default under Sections 5.01(a) and 5.01(b) of this Indenture, (2) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (3) written notice of such Default or Event of Default shall have been given to the Debt Trustee by the Company or any other obligor on the Debt Securities or by any Holder; and

                           (i) the Debt Trustee shall not be liable for any action taken, suffered or omitted by it in good faith, without negligence or wilful misconduct and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                           SECTION 6.03.     No Responsibility for Recitals,
                                             etc.

                           The recitals contained herein and in any series of
Debt Securities (except in the certificate of authentication of the Debt Trustee or the Authenticating Agent) shall be taken as the statements of the Company, and the Debt Trustee and the Authenticating

Agent assume no responsibility for the correctness of the same. The Debt Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of any series of Debt Securities. The Debt Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company of any Debt Securities or the proceeds of any Debt Securities authenticated and delivered by the Debt Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

                           SECTION 6.04. Debt Trustee, Authenticating Agent, Paying Agents, Transfer Agents or Registrar May Own Debt Securities.

                           The Debt Trustee or any Authenticating Agent or any
paying agent or any transfer agent or any registrar for any series of Debt Securities, in its individual or any other capacity, may become the owner or pledgee of such Debt Securities with the same rights it would have if it were not Debt Trustee, Authenticating Agent, paying agent, transfer agent or registrar for any such Debt Securities.

                           SECTION 6.05.     Moneys to be Held in Trust.

                           Subject to the provisions of Section 11.04, all
moneys received by the Debt Trustee or any paying agent with respect to any series of Debt Securities shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Debt Trustee and any paying agent with respect to any series of Debt Securities shall be under no liability with respect to any series of Debt Securities for interest on any money received by it hereunder except as otherwise agreed in writing with the Company. So long as no Event of Default with respect to any series of Debt Securities shall have occurred and be continuing, all interest allowed on any such moneys relating to such series of Debt Securities shall be paid from time to time upon the written order of the Company, signed by the Chairman of the Board of Directors, the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company.

                           SECTION 6.06. Compensation and Expenses of Debt Trustee.

                           The Company, as issuer of Debt Securities under this
Indenture, covenants and agrees to pay to the Debt Trustee from time to time, and the Debt Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Company and the Debt Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Debt Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Debt Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify each of the Debt Trustee or any predecessor Debt Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Debt Trustee) incurred without negligence or bad faith on the part of the Debt Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 6.06 to compensate and indemnify the Debt Trustee and to pay or reimburse the Debt Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debt Securities of any series upon all property and funds held or collected by the Debt Trustee as such, except funds held in trust for the benefit of the Holders of particular Debt Securities of any series.

                           When the Debt Trustee incurs expenses or renders
services in connection with an Event of Default specified in Section 5.01(d) or
Section 5.01(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

                           The provisions of this Section shall survive the
resignation or removal of the Debt Trustee and the defeasance or other termination of this Indenture.

                           SECTION 6.07. Officer's Certificate and Opinion of Counsel as Evidence.

                           Upon any application or request by the Company to the
Debt Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Debt Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need by furnished.

                           Every certificate or opinion with respect to
compliance with a condition or covenant provided for in this Indenture (other than the Officer's Certificate required by Section 3.05) shall include:

                                    (i)      a statement that each individual
         signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                                    (ii)     a brief statement as to the nature
         and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                                    (iii)    a statement that, in the opinion of
         each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                                    (iv)     a statement as to whether, in the
         opinion of each such individual, such condition or covenant has been complied with.

                           SECTION 6.08.     Conflicting Interest of Debt
                                             Trustee.

                           If the Debt Trustee has or shall acquire any
"conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Debt Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

                           SECTION 6.09.     Eligibility of Debt Trustee.

                           The Debt Trustee hereunder shall at all times be a
corporation organized and doing business under the laws of the United States of America or any State or territory thereof or of the District of Columbia, or a corporation or other Person permitted to act as trustee by the Commission authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000) and subject to supervision or examination by Federal, State, territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 6.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                           The Company may not, nor may any Person directly or
indirectly controlling, controlled by, or under common control with the Company, serve as Debt Trustee.

                           In case at any time the Debt Trustee shall cease to
be eligible in accordance with the provisions of this Section 6.09, the Debt Trustee shall resign immediately in the manner and with the effect specified in
Section 6.10.

                           SECTION 6.10.     Resignation or Removal of Debt
                                             Trustee.

                           (a) The Debt Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Debt Securities by giving written notice of such resignation to the Company and by mailing notice thereof to the Holders of the affected series of Debt Securities at their addresses as they shall appear on the Security Register.

                                    Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Debt Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted such appointment within 60 days after the mailing of such notice of resignation to the affected Holders, the resigning Debt Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide holder of a Debt Security of any affected series for at least six months may, subject to the provisions of Section 5.10, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                           (b) In case at any time any of the following shall occur:

                                    (1)      the Debt Trustee shall fail to
                                             comply with the provisions of
                                             Section 6.08 after written request
                                             therefor by the Company or by any
                                             Holder who has been a bona fide
                                             holder of a Debt Security of any
                                             affected series for at least six
                                             months, or

                                    (2)      the Debt Trustee shall cease to be
                                             eligible in accordance with the
                                             provisions of Section 6.09 and
                                             shall fail to resign after written
                                             request therefor by the Company or
                                             by any such Holder, or

                                    (3)      the Debt Trustee shall become
                                             incapable of acting, or shall be
                                             adjudged a bankrupt or insolvent,
                                             or a receiver of the Debt Trustee
                                             or of its property shall be
                                             appointed, or any public officer
                                             shall take charge or control of the
                                             Debt Trustee or of its property or
                                             affairs for the purpose of
                                             rehabilitation, conservation or
                                             liquidation, then, in any such
                                             case, the Company may remove the
                                             Debt Trustee and appoint a
                                             successor trustee by written
                                             instrument, in duplicate, one copy
                                             of which instrument shall be
                                             delivered to the Debt Trustee so
                                             removed and one copy to the
                                             successor trustee, or, subject to
                                             the provisions of Section 5.10, any
                                             Holder who has been a bona fide
                                             holder of a Debt Security of any
                                             affected series for at least six
                                             months may, on behalf of himself
                                             and all others similarly situated,
                                             petition any court of competent
                                             jurisdiction for the removal of the
                                             Debt Trustee and the appointment of
                                             a successor trustee. Such court may
                                             thereupon, after such notice, if
                                             any, as it may deem proper and
                                             prescribe, remove the Debt Trustee
                                             and appoint a successor trustee.

                           (c) The Holders of a majority in aggregate principal amount of the Debt Securities of any series at the time outstanding may at any time remove the Debt Trustee with respect to that series and nominate a successor trustee, which shall be deemed appointed as successor trustee unless within 10 days after such nomination the Company objects thereto, or if no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after such removal, in which case the Debt Trustee so removed or any Holder of a Debt Security of such series, upon the terms and conditions and otherwise as in subsection
                                    (a) of this Section 6.10 provided, may
                                    petition any court of competent jurisdiction for an appointment of a successor trustee.

                           (d) Any resignation or removal of the Debt Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 6.10 shall become effective only upon the acceptance of such appointment by the successor trustee as provided in
                                    Section 6.11.

                           SECTION 6.11.     Acceptance by Successor Debt
                                             Trustee.

                           Any successor trustee appointed as provided in
Section 6.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 6.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring trustee thereunder. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.06.

                           No successor trustee shall accept appointment as
provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09.

                           Upon acceptance of appointment by a successor trustee
as provided in this Section 6.11, the Company shall mail notice of the succession of such trustee hereunder to the Holders of the affected series of Debt Securities at their addresses as they shall appear on the Security Register. If the Company fails to mail such notice within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

                           SECTION 6.12.     Succession by Merger, etc.

                           Any corporation into which the Debt Trustee may be
merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Debt Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Debt Trustee, shall be the successor of the Debt Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                           In case, at the time such successor to the Debt
Trustee shall succeed to the trusts created by this Indenture, Debt Securities of any series shall have been authenticated but not delivered, any such successor to the Debt Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Debt Securities so authenticated; and in case at that time any Debt Securities of any series shall not have been authenticated, any successor to the Debt Trustee may authenticate such Debt Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which such Debt Securities or this Indenture elsewhere provides that the certificate of authentication of the Debt Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Debt Trustee or authenticate Debt Securities in the name of any predecessor Debt Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                           SECTION 6.13. Limitation on Rights of Debt Trustee as a Creditor.

                           The Debt Trustee shall comply with Section 311(a) of
the Trust Indenture Act, excluding any creditor relationship described in
Section 311(b) of the Trust Indenture Act. A Debt Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent required thereby.

                           SECTION 6.14.     Authenticating Agents.

                           There may be one or more Authenticating Agents with
respect to a series of Debt Securities appointed by the Debt Trustee upon the request of the Company with power to act on its behalf and subject to its direction in the authentication and delivery of Debt Securities of any such series issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver such Debt Securities; provided, that the Debt Trustee shall have no liability to the Company for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Debt Securities of any such series. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any State or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $50,000,000 and being subject to supervision or examination by Federal, State, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section
6.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

                           Any corporation into which any Authenticating Agent
may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 6.14 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

                           Any Authenticating Agent may at any time resign by
giving written notice of resignation to the Debt Trustee and to the Company. The Debt Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Debt Trustee may, and upon the request of the Company shall, promptly appoint a successor Authenticating Agent eligible under this

Section 6.14, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all Holders as the names and addresses of such Holders appear on the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

                           The Company, as borrower, agrees to pay to any
Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Debt Trustee.

                                  ARTICLE VII

                             CONCERNING THE HOLDERS

                           SECTION 7.01.     Action by Holders.

                           Whenever in this Indenture it is provided that the
Holders of a specified percentage in aggregate principal amount of the Debt Securities of any series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Holders in person or by agent or proxy appointed in writing, or (b) by the record of such Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article VIII, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Holders.

                           If the Company shall solicit from the Holders of Debt
Securities of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officer's Certificate, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Debt Securities of any series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Debt Securities of any such series shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Holders of Debt Securities of any such series on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                           SECTION 7.02.     Proof of Execution by Holders.

                           Subject to the provisions of Section 6.01, 6.02 and
8.05, proof of the execution of any instrument by a Holder or his or her agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Debt Trustee or in such manner as shall be satisfactory to the Debt Trustee. The ownership of Debt Securities shall be proved by the Security Register or by a certificate of the Security Registrar. The Debt Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

                           The record of any Holders' meeting shall be proved in
the manner provided in Section 8.06.

                           SECTION 7.03.     Who Are Deemed Absolute Owners.

                           Prior to due presentment for registration of transfer
of any Debt Security of any series, the Company, the Debt Trustee, any Authenticating Agent, any paying agent, any transfer agent and any registrar for the Debt Securities of any such series may deem the person in whose name such Debt Security shall be registered upon the Security Register to be, and may treat him as, the absolute owner of such Debt Security (whether or not such Debt Security shall be overdue) for the purpose of receiving payment of or on account of the principal of and premium, if any, and (subject to any applicable provisions of any supplement hereto) interest on such Debt Security and for all other purposes; and neither the Company nor the Debt Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any registrar for the Debt Securities of any such series shall be affected by any notice to the contrary. All such payments so made to any Holder for the time being or upon his or her order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Debt Security.

                           SECTION 7.04. Debt Securities Owned by Company Deemed Not Outstanding.

                           In determining whether the Holders of the requisite
aggregate principal amount of Debt Securities of any series have concurred in any direction, consent or waiver under this Indenture, Debt Securities of such series that are owned by the Company or any other obligor on the Debt Securities of such series or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Debt Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Debt Trustee shall be protected in relying on any such direction, consent or waiver, only Debt Securities which a Responsible Officer of the Debt Trustee actually knows are so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.04 if the pledgee shall establish to the satisfaction of the Debt Trustee the pledgee's right to vote such Debt Securities and that the pledgee is not the Company or any such other obligor or Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Debt Trustee taken upon the advice of counsel shall be full protection to the Debt Trustee.

                           SECTION 7.05. Revocation of Consents; Future Holders Bound.

                           At any time prior to (but not after) the evidencing
to the Debt Trustee, as provided in Section 7.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Debt Securities of any series specified in this Indenture in connection with such action, any Holder (or Holder of any Debt Security issued in whole or in part in exchange or substitution therefor), subject to Section 7.01, of a Debt Security the serial number of which is shown by the evidence to be included in the group of Debt Securities the Holders of which have consented to such action may, by filing written notice with the Debt Trustee at its principal office and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Debt Security (or so far as concerns the principal amount represented by any exchanged or substituted Debt Security). Except as aforesaid any such action taken by any Holder shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Debt Security, and of any Debt Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Debt Security or any Debt Security issued in exchange or substitution therefor.

                                  ARTICLE VIII

                                HOLDERS' MEETINGS

                           SECTION 8.01.     Purposes of Meetings.

                           A meeting of Holders of Debt Securities of any series
may be called at any time and from time to time pursuant to the provisions of this Article VIII for any of the following purposes:

                           (a) to give any notice to the Company or to the Debt Trustee, or to give any directions to the Debt Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders of Debt Securities of such series pursuant to any of the provisions of Article V;

                           (b) to remove the Debt Trustee with respect to such series and nominate a successor trustee pursuant to the provisions of Article VI;

                           (c) to consent to the execution of an indenture or indentures supplemental hereto with respect to such series pursuant to the provisions of Section 9.02; or

                           (d) to take any other action authorized to be taken


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

                                    by or on behalf of the Holders of Debt
                                    Securities of such series of any specified aggregate principal amount of such Debt Securities under any other provision of this Indenture or under applicable law.

                           SECTION 8.02.     Call of Meetings by Debt Trustee.

                           The Debt Trustee may at any time call a meeting of
Holders of Debt Securities of any series to take any action specified in
Section 8.01, to be held at such time and at such place in New York, New York, as the Debt Trustee shall determine. Notice of every meeting of such Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to such Holders at their addresses as they shall appear on the Security Register. Such notice shall be mailed not less than 20 nor more than 60 days prior to the date fixed for the meeting.

                           SECTION 8.03.     Call of Meetings by Company or
                                             Holders.

                           In case at any time the Company, pursuant to a
resolution of the Board of Directors, or the Holders of at least 10% in aggregate principal amount of the Debt Securities of any particular series then outstanding, shall have requested the Debt Trustee to call a meeting of Holders of Debt Securities of such series, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Debt Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place in New York, New York for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in Section 8.02.

                           SECTION 8.04.     Qualifications for Voting.

                           To be entitled to vote at any meeting of Holders of
any series of Debt Securities a Person shall (a) be a Holder of one or more Debt Securities of such series or (b) a Person appointed by an instrument in writing as proxy by any such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Debt Trustee and its counsel and any representatives of the Company and its counsel.

                           SECTION 8.05.     Regulations.

                           Notwithstanding any other provisions of this
Indenture, the Debt Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Debt Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.


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

                           The Debt Trustee shall, by an instrument in writing,
appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 8.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

                           Subject to the provisions of Section 8.04, at any
meeting each Holder or proxy therefor shall be entitled to one vote for each $1,000 principal amount of Debt Securities of the affected series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debt Securities of the affected series held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 8.02 or 8.03 may be adjourned from time to time by a majority of those present, and the meeting may be held as so adjourned without further notice.

                           SECTION 8.06.     Voting.

                           The vote upon any resolution submitted to any meeting
of Holders shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Debt Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in
Section 8.02. The record shall show the serial numbers of the Debt Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Debt Trustee to be preserved by the Debt Trustee, the latter to have attached thereto the ballots voted at the meeting.

                           Any record so signed and verified shall be conclusive
evidence of the matters therein stated.

                                   ARTICLE IX

                                   AMENDMENTS

                           SECTION 9.01.     Without Consent of Holders.


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

                           The Company and the Debt Trustee may from time to
time and at any time amend this Indenture, without the consent of the Holders of Debt Securities of any affected series then outstanding, for one or more of the following purposes:

                           (a) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company pursuant to Article X hereof;

                           (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the Holders of the Debt Securities of such series as the Board of Directors and the Debt Trustee shall consider to be for the protection of such Holders, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default with respect to such series of Debt Securities permitting the enforcement of all or any of the remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Debt Trustee upon such default;

                           (c) to provide for the issuance under this Indenture of Debt Securities of any series in coupon form (including Debt Securities registrable as to principal only) and to provide for exchangeability of such Debt Securities with the Debt Securities of such series issued hereunder in fully registered form and to make all appropriate changes for such purpose;

                           (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture; provided that any such action shall not materially adversely affect the interests of the Holders of Debt Securities of such series;

                           (e) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to such series of Debt Securities;

                           (f) to make provision for transfer procedures, certification, book-entry provisions and all other matters required pursuant to this Indenture or otherwise necessary, desirable or appropriate in connection with the issuance of such series of Debt Securities; provided that any such action shall not materially adversely affect the interests of the Holders of such series of Debt Securities; to qualify or maintain qualification of this Indenture under the Trust Indenture Act; or

                           (g) to make any change that does not adversely affect the rights of any such Holder in any material respect.

                           The Debt Trustee is hereby authorized to join with
the Company in the execution of any supplemental indenture to effect such amendment, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Debt Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Debt Trustee's own rights, duties or immunities under this Indenture or otherwise.

                           Any amendment to this Indenture authorized by the
provisions of this Section 9.01 may be executed by the Company and the Debt Trustee without the consent of the Holders of Debt Securities of the series affected at the time outstanding, notwithstanding any of the provisions of
Section 9.02.

                           SECTION 9.02.     With Consent of Holders.

                           With the consent (evidenced as provided in Section
7.01) of the Holders of a majority in aggregate principal amount of the Debt Securities of all series at the time outstanding affected by such amendment (voting as one class), the Company, when authorized by a Board Resolution, and the Debt Trustee may from time to time and at any time amend this Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of any such series; provided, however, that no such amendment shall, without the consent of the Holders of each Debt Security of each series then outstanding and affected thereby (i) change the Maturity Date of any such Debt Security, or reduce the rate or extend the time of payment of interest thereon (except as contemplated by Article XVI), or reduce the principal amount thereof, or reduce any amount payable on prepayment thereof, or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in such Debt Securities, or impair or affect the right of any Holder thereof to institute suit for payment thereof, or (ii) reduce the aforesaid percentage of Debt Securities of any series, the Holders of which are required to consent to any such amendment to this Indenture, provided, however, that if any series of Debt Securities are held by an Institutional Trustee of a SunTrust Capital Trust, such amendment shall not be effective until the holders of a majority in liquidation amount of Trust Securities of such SunTrust Capital Trust shall have consented to such amendment; provided, further, that if the consent of the Holders of each outstanding Debt Security of any series is required, such amendment shall not be effective until each holder of the Trust Securities of such SunTrust Capital Trust owning such Debt Securities shall have consented to such amendment.

                           Upon the request of the Company accompanied by a copy
of a resolution of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture effecting such amendment, and upon the filing with the Debt Trustee of evidence of the consent of the affected Holders as aforesaid, the Debt Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Debt Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Debt Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                           Promptly after the execution by the Company and the
Debt Trustee of any supplemental indenture pursuant to the provisions of this Section, the Debt Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by the Company, setting forth in general terms the substance of such supplemental indenture, to the Holders of the affected series of Debt Securities as their names and addresses appear upon the Security Register. Any failure of the Debt Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                           It shall not be necessary for the consent of Holders
under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                           SECTION 9.03. Compliance with Trust Indenture Act; Effect of Supplemental
                                             Indentures.

                           Any supplemental indenture executed pursuant to the
provisions of this Article IX shall comply with the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this
Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Debt Trustee, the Company and the Holders of Debt Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.


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

                           SECTION 9.04.     Notation on Debt Securities.

                           Debt Securities of any series authenticated and
delivered after the execution of any supplemental indenture affecting such series pursuant to the provisions of this Article IX may bear a notation in form approved by the Debt Trustee as to any matter provided for in such supplemental indenture. If the Company or the Debt Trustee shall so determine, new Debt Securities of such series so modified as to conform, in the opinion of the Debt Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Debt Trustee or the Authenticating Agent and delivered in exchange for the Debt Securities of such series then outstanding.

                           SECTION 9.05.     Evidence of Compliance of
                                             Supplemental Indenture to be
                                             Furnished to Debt Trustee.

                           The Debt Trustee, subject to the provisions of
Sections 6.01 and 6.02, may receive an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article IX.

                                   ARTICLE X

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

                           SECTION 10.01. Company May Consolidate, etc., on Certain Terms.

                           Nothing contained in this Indenture or in any Debt
Securities of any series shall prevent (i) any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company, as the case may be), or successive consolidations or mergers in which the Company or its successor or successors, as the case may be, shall be a party or parties, or (ii) prevent any sale, conveyance, transfer or lease of the property of the Company, or its successor or successors as the case may be, as an entirety, or substantially as an entirety, to any other Person (whether or not affiliated with the Company, or its successor or successors, as the case may
be) authorized to acquire and operate the same; provided, that (a) the Company is the surviving Person, or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, conveyance, transfer or lease of property is made is a Person organized and existing under the laws of the United States or any State thereof or the District of Columbia, and (b) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of, premium, if any and interest on the Debt Securities of each series then outstanding according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be kept or performed by the Company shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act as then in effect) satisfactory in form to the Debt

Trustee executed and delivered to the Debt Trustee by the Person formed by such consolidation, or into which the Company shall have been merged, or by the Person which shall have acquired such property, as the case may be, and (c) after giving effect to such consolidation, merger, sale, conveyance, transfer or lease, no Default or Event of Default with respect to any series of Debt Securities shall have occurred and be continuing.

                           SECTION 10.02. Successor Corporation to be Substituted for Company.

                           In case of any such consolidation, merger, conveyance
or transfer and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Debt Trustee and satisfactory in form to the Debt Trustee, of the obligation of due and punctual payment of the principal of, premium, if any, and interest on all of the Debt Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the Company thereupon shall be relieved of any further liability or obligation hereunder or upon the Debt Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of SunTrust Banks, Inc., any or all of the Debt Securities of any series issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Debt Trustee or the Authenticating Agent; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Debt Trustee or the Authenticating Agent shall authenticate and deliver any Debt Securities which previously shall have been signed and delivered by the officers of the Company to the Debt Trustee or the Authenticating Agent for authentication, and any Debt Securities which such successor Person thereafter shall cause to be signed and delivered to the Debt Trustee or the Authenticating Agent for that purpose. All the Debt Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debt Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debt Securities had been issued at the date of the execution hereof.

                           SECTION 10.03. Opinion of Counsel to be Given Debt Trustee.

                           The Debt Trustee, subject to the provisions of
Sections 6.01 and 6.02, may receive an Opinion of Counsel and/or an Officer's Certificate as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or lease, and any assumption, permitted or required by the terms of this Article X complies with the provisions of this Article X.

                                   ARTICLE XI

                     SATISFACTION AND DISCHARGE OF INDENTURE

                           SECTION 11.01.    Discharge of Indenture.

                           When (a) the Company shall deliver to the Debt
Trustee for cancellation all Debt Securities of any series theretofore authenticated (other than any Debt Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced as provided in
Section 2.08) and not theretofore cancelled, or (b) all the Debt Securities of any series outstanding hereunder not theretofore cancelled or delivered to the Debt Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for prepayment within one year under arrangements satisfactory to the Debt Trustee for the giving of notice of prepayment, and the Company shall deposit with the Debt Trustee, in trust, an amount in cash or U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or a combination thereof sufficient to pay on the Maturity Date or upon prepayment all of the Debt Securities of such series (other than any such Debt Securities which shall have been destroyed, lost or stolen and which shall have been replaced as provided in Section 2.08) not theretofore cancelled or delivered to the Debt Trustee for cancellation, including principal, premium, if any, and interest due or to become due to the Maturity Date or prepayment date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of, premium, if any, or interest on the Debt Securities (1) theretofore repaid to the Company in accordance with the provisions of Section 11.04, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect except for the provisions of Sections 2.05, 2.07, 2.08, 3.01, 3.02, 3.05, 6.06, 6.10 and 11.04 hereof, which shall survive until such Debt Securities shall mature and be paid. Thereafter, Sections 6.06, 6.10 and 11.04 shall survive, and the Debt Trustee, on demand of the Company accompanied by any Officer's Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Debt Trustee for any costs or expenses thereafter reasonably and properly incurred by the Debt Trustee in connection with this Indenture or the Debt Securities.

                           SECTION 11.02.    Deposited Moneys and U.S.
                                             Government Obligations to be Held
                                            in Trust by Debt Trustee.

                           Subject to the provisions of Section 11.04, all
moneys and U.S. Government Obligations deposited with the Debt Trustee pursuant to Sections 11.01 or 11.05 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the Holders of the particular series of Debt Securities for the payment of which such moneys or U.S. Government Obligations have been deposited with the Debt Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.


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

                           The Company shall pay and indemnify the Debt Trustee
against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.01 or 11.05 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Debt Securities of the affected series.

                           SECTION 11.03.    Paying Agent to Repay Moneys Held.

                           Upon the satisfaction and discharge of this Indenture
all moneys then held by any paying agent of the Debt Securities of any series (other than the Debt Trustee) shall, upon written demand of the Company, be repaid to it or paid to the Debt Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

                           SECTION 11.04.    Return of Unclaimed Moneys.

                           Any moneys deposited with or paid to the Debt Trustee
or any paying agent for payment of the principal of, premium, if any, or interest on any Debt Securities of any series and not applied but remaining unclaimed by the Holders thereof for two years after the date upon which the principal of, premium, if any, or interest on such Debt Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Debt Trustee or such paying agent on written demand; and the Holder of any such Debt Securities shall thereafter look only to the Company for any payment which such Holder may be entitled to collect and all liability of the Debt Trustee or such paying agent with respect to such moneys shall thereupon cease.

                           SECTION 11.05. Defeasance Upon Deposit of Moneys or U.S. Government Obligations.

                           The Company shall be deemed to have been Discharged
(as defined below) from its obligations with respect to any series of Debt Securities on the 91st day after the applicable conditions set forth below have been satisfied:

                           (1) the Company shall have deposited or caused to be deposited irrevocably with the Debt Trustee or the Defeasance Agent (as defined below) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Debt Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or
                                    (iii) a combination of (i) and (ii),
                                    sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the


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

                                    Debt Trustee and the Defeasance Agent, if any, to pay and discharge each installment of principal of, premium, if any, and interest on the outstanding Debt Securities of such series on the dates such installments of principal, premium or interest are due;

                           (2) if the Debt Securities of such series are then listed on any national securities exchange or quoted on a quotation system, the Company shall have delivered to the Debt Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that the exercise of the option under this Section
                                    11.05 would not cause such Debt Securities to be delisted from such exchange or quotation system;

                           (3) no Default or Event of Default with respect to the Debt Securities of such series shall have occurred and be continuing on the date of such deposit; and

                           (4) the Company shall have delivered to the Debt Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that Holders of the Debt Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of the exercise of the option under this Section 11.05 and will be subject to United States Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised.

                           "Discharged" means that the Company shall be deemed
to have paid and discharged the entire indebtedness represented by, and obligations under, the Debt Securities of such series and to have satisfied all the obligations under this Indenture relating to the Debt Securities of such series (and the Debt Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of the Debt Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of, premium, if any, and interest on such Debt Securities when such payments are due; (B) the Company's obligations with respect to such Debt Securities under Sections 2.07, 2.08, 5.02 and 11.04; and (C) the rights, powers, trusts, duties and immunities of the Debt Trustee hereunder.

                           "Defeasance Agent" means another financial
institution which is eligible to act as Debt Trustee hereunder and which assumes all of the obligations of the Debt Trustee necessary to


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

enable the Debt Trustee to act hereunder. In the event such a Defeasance Agent is appointed pursuant to this Section, the following conditions shall apply:

                           (1) The Debt Trustee shall have approval rights over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent's rights and responsibilities;

                           (2)      The Defeasance Agent shall provide
                                    verification to the Debt Trustee
                                    acknowledging receipt of sufficient money and/or U. S. Government Obligations to meet the applicable conditions set forth in this
                                    Section 11.05.

                                  ARTICLE XII
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

                           SECTION 12.01. Indenture and Debt Securities Solely Corporate Obligations.

                           No recourse for the payment of the principal of,
premium, if any, or interest on any Debt Security of any series, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture, or in any Debt Security of any series, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person to the Company, either directly or through the Company or any successor Person to the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors, as such of the Company or any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debt Securities of any series or coupons, or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debt Securities of any series or coupons, or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Debt Securities.


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

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

                           SECTION 13.01.    Successors.

                           All the covenants, stipulations, promises and
agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

                           SECTION 13.02.    Official Acts by Successor
                                             Corporation.

                           Any act or proceeding by any provision of this
Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

                           SECTION 13.03.    Surrender of Company Powers.

                           The Company by instrument in writing executed by
authority of 2/3 (two-thirds) of its Board of Directors and delivered to the Debt Trustee may surrender any of the powers reserved to the Company, and thereupon such power so surrendered shall terminate both as to the Company, as the case may be, and as to any successor Person.

                           SECTION 13.04.    Addresses for Notices, etc.

                           Any notice or demand which by any provision of this
Indenture is required or permitted to be given or served by the Debt Trustee or by the Holders on the Company may be given or served by being deposited postage prepaid by first class mail, registered or certified mail, overnight courier service or conformed telecopy addressed (until another address is filed by the Company with the Debt Trustee for the purpose) to the Company at 303 Peachtree Street, N.E., Atlanta, Georgia, 30308-3201, Attention: Treasurer. Any notice, direction, request or demand by any Holder to or upon the Debt Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of the Debt Trustee, Bank One, N.A., 153 West 51st Street, New York, New York 10019, Attention: Corporate Trust Administration (unless another address is provided by the Debt Trustee to the Company for such purpose). Any notice or communication to a Holder shall be mailed by first class mail to his or her address shown on the Security Register.

                           SECTION 13.05.    Governing Law.

                           This Indenture and each Debt Security shall be deemed
to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State, without regard to conflicts of laws principles thereof.


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

                           SECTION 13.06. Evidence of Compliance with Conditions Precedent.

                           Upon any application or demand by the Company to the
Debt Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Debt Trustee an Officer's Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                           Each certificate or opinion provided for in this
Indenture and delivered to the Debt Trustee with respect to compliance with a condition or covenant provided for in this Indenture (except certificates delivered pursuant to Section 3.05) shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition;
(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                           SECTION 13.07.    Business Days.

                           In any case where the date of payment of principal
of, premium, if any, or interest on the Debt Securities will not be a Business Day, the payment of such principal of, premium, if any, or interest on the Debt Securities need not be made on such date but may be made on the next succeeding Business Day, with the same force and effect as if made on the date of payment and no interest shall accrue for the period from and after such date, except that if such next succeeding Business Day falls in the next succeeding calendar year, then such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                           SECTION 13.08.    Trust Indenture Act to Control.

                           If and to the extent that any provision of this
Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                           SECTION 13.09.    Table of Contents, Headings, etc.

                           The table of contents and the titles and headings of
the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.


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

                           SECTION 13.10.    Execution in Counterparts.

                           This Indenture may be executed in any number of
counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                           SECTION 13.11.    Separability.

                           In case any one or more of the provisions contained
in this Indenture or in the Debt Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of the Debt Securities, but this Indenture and the Debt Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

                           SECTION 13.12.    Assignment.

                           The Company will have the right at all times to
assign any of its respective rights or obligations under this Indenture to a direct or indirect wholly owned Subsidiary of the Company, provided that, in the event of any such assignment, the Company will remain liable for all such obligations. Subject to the foregoing, this Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties thereto.

                                  ARTICLE XIV

                          REDEMPTION OF DEBT SECURITIES

                           SECTION 14.01.    Applicability of Article.

                           Debt Securities of any series which are redeemable
before their Stated Maturity shall be redeemable in accordance with their terms and, except as otherwise specified as contemplated by Section 2.03 for Debt Securities of any series, in accordance with this Article.

                           SECTION 14.02. Notice of Redemption; Selection of Debt Securities.

                           In case the Company shall desire to exercise the
right to redeem all, or, as the case may be, any part of the Debt Securities of any series in accordance with their terms, it shall fix a date for redemption and shall mail a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the Holders of Debt Securities of such series to be so redeemed as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Debt Security of any series designated for redemption as a whole or in part shall not affect the


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

validity of the proceedings for the redemption of any other Debt Security of such series.

                           Each such notice of redemption shall specify the
CUSIP number of the Debt Securities of such series to be redeemed, the date fixed for redemption, the redemption price at which the Debt Securities of such series are to be redeemed (or the method by which such redemption price is to be calculated), the place or places of payment that payment will be made upon presentation and surrender of the Debt Securities of such series, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Debt Securities of a series are to be redeemed, the notice of redemption shall specify the numbers of the Debt Securities of such series to be redeemed. In case any Debt Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debt Security, a new Debt Security or Debt Securities of such series in principal amount equal to the portion thereof that has not been redeemed will be issued.

                           By 10:00 a.m. New York, New York time on the
redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Debt Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Debt Securities so called for redemption at the appropriate Redemption Price, together with accrued interest to the date fixed for redemption.

                           The Company will give the Debt Trustee notice not
less than 45 days prior to the redemption date (unless a shorter notice is acceptable to the Trustee) as to the aggregate principal amount of Debt Securities to be redeemed and the Debt Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Debt Securities or portions thereof to be redeemed.

                           SECTION 14.03. Payment of Debt Securities Called for Redemption.

                           If notice of redemption has been given as provided in
Section 14.02, the Debt Securities or portions of Debt Securities of any series with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Redemption Price, together with interest accrued to the date fixed for redemption (subject to the rights of Holders at the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the redemption date), and on and after said date (unless the Company shall default in the payment of such Debt Securities at the Redemption Price, together with interest accrued to said date) interest on such Debt Securities or portions of Debt Securities so called for redemption shall cease to accrue. On presentation and surrender of such Debt Securities at a place of payment specified in said notice, the said Debt Securities or the specified portions thereof shall be redeemed by the Company at the applicable Redemption Price, together with interest accrued thereon to


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

the date fixed for redemption (subject to the rights of Holders on the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the redemption date).

                           Upon presentation of any Debt Security of a series
redeemed in part only, the Company shall execute and the Debt Trustee shall authenticate and make available for delivery to the Holder thereof, at the expense of the Company, a new Debt Security or Debt Securities of such series of authorized denominations, in principal amount equal to the portion of the Debt Security so presented that has not been redeemed.

                                   ARTICLE XV

                        SUBORDINATION OF DEBT SECURITIES

                           SECTION 15.01.    Agreement to Subordinate.

                           The Company covenants and agrees, and each Holder of
Debt Securities issued hereunder likewise covenants and agrees, that the Debt Securities shall be issued subject to the provisions of this Article XV; and each Holder, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

                           The payment by the Company of the principal of,
premium, if any, and interest on all Debt Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

                           No provision of this Article XV shall prevent the
occurrence of any Default or Event of Default hereunder.

                           SECTION 15.02.    Default on Senior Indebtedness.

                           In the event and during the continuation of any
default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness, or in the event that the maturity of any Senior Indebtedness has been accelerated because of a default, then, in either case, no payment shall be made by the Company with respect to the principal (including redemption payments) of, premium, if any, or interest on the Debt Securities of any series or any other amounts which may be due on such Debt Securities pursuant to the terms hereof or otherwise).

                           In the event of the acceleration of the maturity of
the Debt Securities of any series, then no payment shall be made by the Company with respect to the principal (including redemption payments) of, premium, if any, or interest on such Debt Securities (including any other amounts which may be due on such Debt Securities pursuant to the terms hereof or otherwise) until the holders of all Senior Indebtedness outstanding at the time of such acceleration shall receive payment in full of such Senior Indebtedness (including any amounts due upon acceleration).


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

                           In the event that, notwithstanding the foregoing, any
payment shall be received by the Debt Trustee when such payment is prohibited by the preceding paragraphs of this Section 15.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Debt Trustee in writing within 90 days of such payment of the amounts then due and owing on such Senior Indebtedness, and only the amounts specified in such notice to the Debt Trustee shall be paid to the holders of such Senior Indebtedness.

                           SECTION 15.03.    Liquidation; Dissolution;
                                             Bankruptcy.

                           Upon any payment by the Company or distribution of
assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all Senior Indebtedness of the Company shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company on account of the principal of, premium, if any, or interest on such Debt Securities of any series (including any other amounts which may be due on such Debt Securities pursuant to the terms hereof or otherwise); and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, which the Holders or the Debt Trustee would be entitled to receive from the Company, except for the provisions of this
Article XV, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders or by the Debt Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders or to the Debt Trustee.

                           In the event that, notwithstanding the foregoing, any
payment or distribution of assets of the Company of any kind or character prohibited by the foregoing, whether in cash, property or securities, shall be received by the Debt Trustee before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or


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

representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

                           For purposes of this Article XV, the words "cash,
property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XV with respect to the Debt Securities of any series to the payment of Senior Indebtedness that may at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale, conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Article X of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 15.03 if such other Person shall, as a part of such consolidation, merger, sale, conveyance, transfer or lease, comply with the conditions stated in Article X of this Indenture. Nothing in Section 15.02 or in this Section 15.03 shall apply to claims of, or payments to, the Debt Trustee under or pursuant to Section 6.06 of this Indenture.

                           SECTION 15.04.    Subrogation.

                           Subject to the payment in full of all Senior
Indebtedness, the rights of the Holders of Debt Securities of any series shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Indebtedness until the principal of, premium, if any, and interest on the Debt Securities of such series shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Holders or the Debt Trustee would be entitled except for the provisions of this Article XV, and no payment over pursuant to the provisions of this Article XV to or for the benefit of the holders of such Senior Indebtedness by Holders or the Debt Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness of the Company, and the Holders, be deemed to be a payment by the Company to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XV are and are intended solely for the purposes of defining the relative rights of the Holders, on the one hand, and the holders of such Senior Indebtedness on the other hand.


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

                           Nothing contained in this Article XV or elsewhere in
this Indenture or in the Debt Securities of any series is intended to or shall (i) impair, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the Holders of Debt Securities of any series, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of Debt Securities of any series the principal of, premium, if any, and interest on such Debt Securities as and when the same shall become due and payable in accordance with their terms, or (ii) affect the relative rights of such Holders and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness of the Company, as the case may be, nor shall anything herein or therein prevent the Debt Trustee or any such Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XV of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

                           Upon any payment or distribution of assets of the
Company referred to in this Article XV, the Debt Trustee, subject to the provisions of Article VI of this Indenture, and the Holders of Debt Securities of any series shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Debt Trustee or to such Holders, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

                           SECTION 15.05.    Debt Trustee to Effectuate
                                             Subordination.

                           Each Holder by such Holder's acceptance thereof
authorizes and directs the Debt Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XV and appoints the Debt Trustee such Holder's attorney-in-fact for any and all such purposes.

                           SECTION 15.06.    Notice by the Company.

                           The Company shall give prompt written notice to a
Responsible Officer of the Debt Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Debt Trustee in respect of the Debt Securities of any series pursuant to the provisions of this
Article XV. Notwithstanding the provisions of this Article XV or any other provision of this Indenture, the Debt Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Debt Trustee in respect of the Debt Securities of any series pursuant to the provisions of this Article XV, unless and until a Responsible Officer of the Debt Trustee shall have received written notice thereof from the Company or a holder or holders of Senior


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

Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Debt Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Debt Trustee shall not have received the notice provided for in this Section 15.06 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Debt Security), then, anything herein contained to the contrary notwithstanding, the Debt Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

                           The Debt Trustee, subject to the provisions of
Article VI of this Indenture, shall be entitled to conclusively rely on a written notice delivered to it by a Person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee on behalf of such holder), as the case may be, to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Debt Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article XV, the Debt Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Debt Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XV, and, if such evidence is not furnished, the Debt Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                           Upon any payment or distribution of assets of the
Company referred to in this Article XV, the Debt Trustee and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Debt Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

                           SECTION 15.07. Rights of the Debt Trustee; Holders of Senior Indebtedness.

                           The Debt Trustee in its individual capacity shall be
entitled to all the rights set forth in this Article XV in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture


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

shall deprive the Debt Trustee of any of its rights as such holder.

                           With respect to the holders of Senior Indebtedness of
the Company, the Debt Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Debt Trustee. The Debt Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Article VI of this Indenture, the Debt Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article XV or otherwise.

                           Nothing in this Article XV shall apply to claims of,
or payments to, the Debt Trustee under or pursuant to Section 6.06.

                           SECTION 15.08.    Subordination May Not Be Impaired.

                           No right of any present or future holder of any
Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, as the case may be, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company, as the case may be, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

                           Without in any way limiting the generality of the
foregoing paragraph, the holders of Senior Indebtedness of the Company may, at any time and from time to time, without the consent of or notice to the Debt Trustee or the Holders of Debt Securities of any series, without incurring responsibility to such Holders and without impairing or releasing the subordination provided in this Article XV or the obligations hereunder of such Holders to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company, as the case may be, and any other Person.

                           IN WITNESS WHEREOF, the parties hereto have caused
this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                    SUNTRUST BANKS, INC.



                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    Bank One, N.A.,
                                    as Debt Trustee



                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


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